As Filed with the United States Securities and Exchange Commission on June 15, 2001
                           Registration No. 33-57505
       _________________________________________________________________

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          _______________________

                       Posteffective Amendment No. 5
                                    To
                                 FORM S-2
                          REGISTRATION STATEMENT
                                   Under
                         THE SECURITIES ACT OF 1933

                               ROUNDY'S, INC.
            (Exact name of Registrant as specified in its charter)

           WISCONSIN                             39-0854535
-------------------------------    -------------------------------------
(State or other jurisdiction of      (IRS Employer Identification No.)
incorporation or organization)


                              23000 Roundy Drive
                          Pewaukee, Wisconsin  53072
                           Telephone: (262) 953-7999
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              Mr. Robert D. Ranus
                  Vice President and Chief Financial Officer
                                 Roundy's, Inc.
                               23000 Roundy Drive
                               Pewaukee, WI 53072
                           Telephone: (262) 953-7999
    (Name, address, including zip code and telephone number, including area code, of agent for service)

                                With Copies to:

                          Andrew J. Guzikowski, Esq.
                         Whyte Hirschboeck Dudek S.C.
                    111 East Wisconsin Avenue, Suite 2100
                         Milwaukee, Wisconsin 53202
                          Telephone: (414) 273-2100
       ________________________________________________________________

The undersigned Registrant files this Post-Effective Amendment No. 5 to remove from registration the following securities which remained unsold at the completion of the offering to which this registration statement relates: 900 shares of Registrant's Class A Common Stock; and 57,497 shares of Registrant's Class B Common Stock.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-2 and has duly caused this Post-Effective Amendment No. 5 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Pewaukee, State of Wisconsin, on June 15, 2001.

                                ROUNDY'S, INC.


                                By *ROBERT D. RANUS
                                    ---------------
                                    Robert D. Ranus
                                    Vice President and
                                    Chief Financial Officer

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed by the following persons in the capacities indicated *:

Signature                           Title
---------                           -----

**GERALD F. LESTINA
  -------------------               Director, President and
  Gerald F. Lestina                 Chief Executive Officer

* ROBERT D. RANUS
  -------------------               Director, Vice President and
  Robert D. Ranus                   Chief Financial Officer and
                                    Principal Accounting Officer

**ROBERT E. BARTELS
  -------------------               Director
  Robert E. Bartels

**CHARLES R. BONSON
  -------------------               Director
  Charles R. Bonson

**ROBERT S. GOLD
  -------------------               Director
  Robert S. Gold

  -------------------               Director
  Bronson J. Haase

**HENRY KARBINER, JR.
  -------------------               Director
  Henry Karbiner, Jr.

**PATRICK D. MCADAMS
  -------------------               Director
  Patrick D. McAdams

**GEORGE E. PRESCOTT
  -------------------               Director
  George E. Prescott

**GARY R. SARNER
  -------------------               Director
  Gary R. Sarner

* Signature is affixed as of June 15, 2001.
**By:  ROBERT D. RANUS, Robert D. Ranus, Attorney-in-fact